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                                  Exhibit 23.1

                    Consent of Cranmore, FitzGerald & Meaney


     We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4, of Rockport National Bancorp, Inc.



                                     /s/ Cranmore, FitzGerald & Meaney

                                     CRANMORE, FITZGERALD & MEANEY


April 19, 1999